SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2003




                            HAMPSHIRE GROUP, LIMITED
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                  000-20201             06-0967107
 ----------------------------      ------------       -------------------
 (STATE OR OTHER JURISDICTION      (COMMISSION         (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)       IDENTIFICATION NO.)


          215 Commerce Boulevard,
         Anderson, South Carolina                            29625
----------------------------------------                   ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                 (864) 225-6232
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on May 7, 2003.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 7, 2003, Hampshire Group, Limited issued a press release announcing financial results for the quarter ended March 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, issued on March 27, 2003, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Results of Operations and Financial Condition." This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless such information is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Hampshire Group, Limited

Date: May 13, 2003                 By: /s/ William W. Hodge
                                   -----------------------------
                                   William W. Hodge
                                   Vice President
                                   and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.                             Description
-----------   ----------------------------------------------------------------
  99.1        Press release of the Hampshire Group Limited, date May 7, 2003.

                                                                    EXHIBIT 99.1


HAMPSHIRE GROUP, LIMITED
STOCK SYMBOL:   HAMP
CONTACT:        WILLIAM W. HODGE
PHONE:          (864) 225-6232
FACSIMILE:      (864) 225-4421



                             FOR IMMEDIATE RELEASE


            HAMPSHIRE GROUP, LIMITED ANNOUNCES FIRST QUARTER RESULTS


Anderson, SC, May 7, 2003...Hampshire Group, Limited (Nasdaq: HAMP) today announced results for the three month period ended March 29, 2003. Net sales for the three months were $51,167,000 compared with $42,859,000 for the same period last year, an increase of $8,308,000 or 19 percent. Net income was $1,102,000 or $0.23 per fully diluted share, compared with $1,096,000 or $0.23 per fully diluted share in the first quarter last year.

Management reported that net sales exceeded expectations. However, gross margins were lower because of a difficult retail market and additional cost associated with the replacement of a major supplier.

Ludwig Kuttner, Chairman and Chief Executive Officer, stated, "We are pleased with the start of the year. Customer orders remain strong, which we believe will have a favorable impact on the third and fourth quarters. We will continue to manage our business conservatively in this retail environment."

Hampshire Group, Limited is an apparel company whose principal products are men's and women's sweaters and related separates. The Company's investment subsidiary invests principally in commercial real estate, both domestically and internationally.


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          "Cautionary Disclosure Regarding Forward-Looking Statements"

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Readers are also urged to carefully review and consider the various disclosures made by the Company in its Form 10-K and other Security and Exchange Commission filings which attempt to advise interested parties of the factors which affect the Company's business.


HAMPSHIRE GROUP, LIMITED
COMPARATIVE SUMMARY OF EARNINGS
(in thousands, except per share data)
                                                   March 29,         March 30,
QUARTER ENDED                                        2003              2002
-------------                                      --------          --------
Net sales                                           $51,167           $42,859
                                                    -------           -------

Net income                                           $1,102            $1,096
                                                     ------            ------

Net income per share            Basic                 $0.23             $0.23
                                                      -----             -----
                                Diluted               $0.23             $0.23
                                                      -----             -----
Weighted average number
  of shares outstanding         Basic                 4,693             4,695
                                                      -----             -----
                                Diluted               4,819             4,790
                                                      -----             -----